UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report September 29, 1998


                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


      Missouri                      333-60749                   43-1681393
(State or other jurisdiction  (Commission File Number)          (I.R.S. Employer
of incorporation)                                                Identification)


     210 West 10th  Street,  6th Floor,  Kansas  City  Missouri 64105
                       (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 816-435-5000


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Item 7.        Financial   Statements,   Pro  Forma  Financial  Information  and
               Exhibits

Exhibit 5.1 Opinion of Morrison & Hecker L.L.P. re: Legality relating to the Commercial Mortgage Acceptance Corp. Commercial Mortgage Pass - Through Certificates Series 1998C-2.

Exhibit 8.1 Opinion of Willkie, Farr & Gallagher re: Tax Matters relating to the Commercial Mortgage Acceptance Corp. Commercial Mortgage Pass
               - Through Certificates Series 1998C-2.

Exhibit 23.1 Consent of Counsel Morrison & Hecker L.L.P. Contained in Document under Exhibit 5.1.

Exhibit 23.2 Consent of Counsel Willkie, Farr & Gallagher. Contained in Document under Exhibit 8.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCIAL MORTGAGE ACCEPTANCE CORP.

                              By:     /s/ Clarence A. Krantz
                              Name:   Clarence A. Krantz
                              Title:  Executive Vice President

Date:   September 29, 1998